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                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Hollywood Casino Shreveport and Shreveport Capital Corporation on Form S-4 of our reports dated June 28, 1999 appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Dallas, Texas

October 8, 1999